CONSULTING AGREEMENT
                              --------------------


This Agreement, dated as of January 4, 2005 between E. Almodovar, President of RES Holdings Corp. with offices at 503 Nassau Ave, Freeport, NY and ("CONSULTANT") and Stem Cell Therapy International Corp. with offices at ("CLIENT"), 2203 North Lois Avenue, 9th Floor, Suite 929, Tampa, Fl

RECITALS

A.CLIENT desires to retain CONSULTANT to render consulting and advisory services for CLIENT on the terms and conditions set forth in this Agreement and CONSULTANT desires to be retained by CLIENT on such terms and conditions.

NOW,  THEREFORE,  CLIENT  and  CONSULTANT  agree  as  follows:

RETENTION  OF  CONSULTANT;

1. SERVICES TO BE PERFORMED. CLIENT hereby retains CONSULTANT for the term of this Agreement to perform the consulting services on an as needed basis. These services will include but will not be limited to business development, strategic planning, technology implementation, email marketing strategizing and mergers and acquisitions. In rendering Services hereunder, CONSULTANT shall be acting as an independent contractor and not as an employee or agent of CLIENT. As independent contractors, neither CONSULTANT nor CLIENT shall have any authority, express or implied, to commit or obligate the other in any manner whatsoever, except as specifically authorized from time to time in writing by an authorized representative of CONSULTANT or CLIENT, as the case may be, which authorization may be general or specific. Nothing contained in this Agreement shall be construed or applied to create a partnership. CONSULTANT shall be responsible for the payment of all federal, state or local taxes payable with respect to all amounts paid to CONSULTANT under this Agreement.

2. COMPENSATION FOR CONSULTING SERVICES. For Services hereunder, CLIENT shall pay to CONSULTANT a the following fee:

For the introduction of a public vehicle, CONSULTANT shall receive 500,000 (Five Hundred Thousands) Shares for finders fee. The shares will have piggy back registration rights on the Company's next registration. And the shares are assignable at the choice of the CONSULTANT.


3. CONFIDENTIAL INFORMATION. Confidential information of any nature that either party acquires regarding any aspect of the other party's business shall be treated in strict confidence. Information so obtained shall not be divulged, furnished or made accessible to third parties without the written permission of the other party to this Agreement. Both parties retain the right to do business with third parties in matters that may be competitive with the interests of the other party to this Agreement. However, the confidentiality constraints above shall be binding and have precedence over these business matters. Upon termination of this Agreement, the terms of this paragraph shall remain in effect for three years

4. TERM AND TERMINATION. (a) Unless terminated at an earlier date in accordance with Section 6(b), this Agreement shall commence as of the date first written above and shall continue until one year. (b) This Agreement shall be terminated for no cause when either party gives at least thirty days written notice to the other party of the intent to terminate this Agreement. CONSULTANT shall be entitled to receive from CLIENT all fees resulting from any referrals given up to that date for the remainder of the life of the relationship between the CLIENT and such referrals.

5. INDEMNIFICATION. CLIENT agrees to indemnify, defend and hold harmless CONSULTANT against any and all loss, liability, expenses and costs (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by CONSULTANT in connection with any threatened, pending, completed or future action suit or proceeding to which CONSULTANT is, or is threatened to be, made a party arising from or related to Services that have been provided hereunder. The terms of this Section 8 are non revocable and shall survive the termination of this Agreement.

6. DISPUTES. Any action based on this Agreement, including disagreement, disputes regarding the terms and conditions, alleged breaches of contract, and remedies under contract, shall be governed by the laws of the State of Tampa, Florida and shall be adjudicated exclusively by a court of competent jurisdiction in Tampa, Florida. The Parties shall have the right to recover reasonable attorney and courts costs arising from a dispute.

7. MISCELLANEOUS. (a) Entire Agreement. This Agreement (including the exhibits, schedules and other documents referred therein) constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement supersedes any and all prior agreements, oral or written, between the parties with respect to the subject matter hereof. (b) Severability. If any provision of this Agreement is for any reason declared to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not be affected thereby. Such invalid or unenforceable provision shall be deemed modified to the extent necessary to render it valid and enforceable, and if no modification shall render it valid and enforceable, this Agreement shall be construed as if not containing such provision and the rights and obligations of the parties shall be construed and enforced accordingly. (c) Amendment, Waiver, Modification or Termination. No amendment, waiver or termination or modification of this Agreement shall be binding unless it is in writing and signed by both CONSULTANT and CLIENT and dated subsequent to the date hereof. Performance of work by CONSULTANT and/or acceptance of payment by CONSULTANT for work performed and/or work to be performed for CLIENT beyond the scope of this Agreement does not constitute acceptance by CONSULTANT of amendments or modifications to this Agreement nor shall they be binding. (d) Assignment. This Agreement and the rights and obligations of the parties hereunder shall not be assignable by either party without prior written consent of the other party. (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and, to the extent permitted by subsection (d), successors and assigns of the parties hereto.









IN WITNESS WHEREOF, CLIENT and CONSULTANT have executed this Agreement as of the date set forth in the first paragraph.




__________________________________
Authorized  signature  for  RES  Holdings  Corp.

__________________________________
Title  /Date



___________________________________
Authorized  signature  for  Stem  Cell  International  Corp

___________________________________
Title /Date